UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2007

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective on July 1, 2007, Huntington Bancshares Incorporated, a Maryland corporation ("Huntington"), completed its acquisition of Sky Financial Group, Inc., an Ohio corporation ("Sky"). The acquisition was effected by the merger (the "Merger") of Sky with and into Penguin Acquisition, LLC, a Maryland limited liability company and wholly owned subsidiary of Huntington ("Merger Sub"), pursuant to that certain Agreement and Plan of Merger dated December 20, 2006 by and among Huntington, Sky and Merger Sub (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Sky common stock was converted into the right to receive 1.098 shares of Huntington common stock and $3.023 in cash, without interest. The cash portion of the merger consideration was funded by cash on hand and proceeds from the issuance of 6.65% Trust Preferred Securities on May 14, 2007. The Merger Sub was subsequently merged with and into Huntington on July 2, 2007.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marty E. Adams, age 54, became President and Chief Operating Officer of Huntington pursuant to the Merger Agreement, effective upon the completion of the Merger on July 1, 2007. Mr. Adams served as Chairman, President and Chief Executive Officer of Sky Financial Group, Inc. from 1998. Thomas E. Hoaglin remains Huntington’s Chairman and Chief Executive Officer; Mr. Hoaglin previously also served as President.

As previously described in Huntington’s joint proxy statement/prospectus filed on April 19, 2007, new employment agreements dated as of December 20, 2006 between Huntington and each of Mr. Hoaglin and Mr. Adams became effective upon the completion of the Merger on July 1, 2007. Mr. Hoaglin will serve as Chairman until the date of Huntington’s annual meeting of shareholders in 2011, and as Chief Executive Officer until no later than December 31, 2009. Mr. Hoaglin’s employment agreement provides for an initial base salary of not less than $865,000; Mr. Hoaglin’s current base salary is $865,000. A copy of Mr. Hoaglin’s employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Mr. Adams will serve as President and Chief Operating Officer until December 31, 2009 or such earlier time as Mr. Hoaglin may cease to be Chief Executive Officer, and as President and Chief Executive Officer thereafter until the date of Huntington’s annual meeting of shareholders in 2011. Mr. Adams’ employment agreement provides for an initial base salary of not less than 80% of the base salary paid to Mr. Hoaglin (but in no event less than $692,000). On June 26, 2007, the Compensation Committee of the Board determined that Mr. Adams’ initial base salary will be $725,000. Mr. Adams’ employment agreement also provides that he will receive a lump sum payment of $4.0 million, to be paid within 30 days after the completion of the Merger, and an award of restricted stock, as of the date of the completion of the Merger, for 221,569 shares of Huntington common stock. The restricted stock award will vest in equal monthly installments at the end of each calendar month from the completion of the Merger through December 31, 2009, subject to acceleration on certain terminations of employment and change in control transactions. A copy of Mr. Adams’ employment agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Huntington’s Bylaws were amended effective upon the completion of the Merger on July 1, 2007, by the addition of new Section 2.11 providing that upon completion of the Merger: (a) Mr. Adams will become the successor to Mr. Hoaglin as Chief Executive Officer, with such succession to become effective on December 31, 2009, or any such earlier date as of which Mr. Hoaglin ceases for any reason to serve in the position of Chief Executive Officer (the "CEO Succession Date"), and (b) the number of directors that will comprise the full Board of Directors shall be 15, 10 of whom shall be Huntington directors and 5 of whom shall be Sky directors. The new directors are: Marty E. Adams, Marylouise Fennell, D. James Hilliker, Jonathan A. Levy and Gerald P. Mastroianni. Until the CEO Succession Date, the provisions of Section 2.11 may only be modified, amended or repealed, and any Bylaw provision inconsistent with the provisions of Section 2.11, may only be adopted, by an affirmative vote of at least 75 percent of the number of directors constituting the whole Board of Directors. The Bylaws, as amended and restated, are filed as Exhibit 3(ii).1 hereto.

Item 8.01 Other Events.

On July 2, 2007, Huntington issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
This Form 8-K incorporates by reference: "Item 1. Financial Statements" from Sky Financial Group, Inc.’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007 (consisting of the unaudited quarterly condensed financial statements) and "Item 8. Financial Statements and Supplementary Data" from Sky Financial Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (consisting of the audited annual financial statements).

(b) Pro Forma Financial Information.
For the Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Huntington and Sky for the year ended December 31, 2006 and for the three months ended March 31, 2007, please see the Form 8-K that was filed by Huntington on May 7, 2007.

(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No. -- Description
3(ii).1 -- Bylaws of Huntington, as amended and restated, as of July 1, 2007.

10.1 -- Employment Agreement dated December 20, 2006 between Thomas E. Hoaglin and Huntington Bancshares Incorporated (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed February 26, 2007).

10.2 -- Employment Agreement dated December 20, 2006 between Marty E. Adams and Huntington Bancshares Incorporated (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 filed February 26, 2007).

23.1 -- Consent of Deloitte & Touche LLP.

99.1 -- News Release of Huntington, dated July 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

July 2, 2007	By:	/s/ Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

3.(ii).1	Bylaws of Huntington, as amended and restated, as of July 1, 2007.
23.1	Consent of Deloitte & Touche LLP.
99.1	News Release of Huntington, dated July 2, 2007.